UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

April 1, 2011
Date of  Report
(Date of earliest event reported)

TOFUTTI BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9009	13-3094658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Jackson Drive Cranford, New Jersey 07016
(Address of principal executive offices and zip code)

(908)272-2400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02     NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A  RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Following discussion with its independent registered public accountant, EisnerAmper LLP, initiated on April 1, 2011, Tofutti Brands Inc., or the Company, determined that there were errors in recording certain income tax items in the proper period in the Company’s financial statements as of and for the fiscal year ended January 2, 2010 and the opening retained earnings balance as of December 28, 2008.  These errors had  no impact on any of the following items as previously reported in the Company’s financial statements for the fiscal year ended January 2, 2010: “cash and cash equivalents,” “revenues,” “operating expenses,”  “operating income,” or  “pre-tax income.” Nor did these errors  impact on the Company’s:  “revenues,” “operating income,” “pre- tax income,” “ net income,” or its cash flows for the quarterly periods presented in the Company’s quarterly reports on Form 10-Q during the years 2009 and 2010.

Management, upon being advised by EisnerAmper LLP of the issue, as part of its Sarbanes Oxley policy regarding internal controls over financial reporting, immediately reported this issue to the Company's  Audit Committee which promptly requested management and EisnerAmper LLP to conduct a detailed review.

As a previously reported, the Company has identified material weaknesses in its internal control over financial reporting.  The material weaknesses include a lack of sufficient resources and an insufficient level of monitoring and oversight and a lack of segregation of duties due to the limited size of its accounting department.

On April 5, 2011, the Audit Committee of the Board of Directors of the Company, in consultation with management and following discussion with EisnerAmper LLP, determined that, as a result of these errors, the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal  year ended January 2, 2010  and the report of Amper, Politziner & Mattia, LLP, the Company’s former auditor on  the financial statements as of and for the fiscal  year ended January 2, 2010 should not be relied upon.

As the effect of the correction of the errors was determined by management and the Audit Committee of the Board of Directors to be material per Staff Accounting Bulletin No. 108, which requires a restatement for the fiscal year ended January 2, 2010, the Company has determined that it will restate its financial statements for the fiscal year ended January 2, 2010 to correct these errors. The Company intends to file its Form 10-K for the fiscal  year ended January 1, 2011 containing a restatement of the affected financial statements for the fiscal year ended January 2, 2010 as soon as practicable.

The following is a summary of the effects of these changes on the Company’s balance sheet as of January 2, 2010.

As of January 2, 2010	As Reported	As Restated

Total Assets	$5,400	$5,257
Retained Earnings	4,068	3,925
Total Stockholders’ Equity	4,120	3,977
Total Liabilities and Stockholders’ Equity	5,400	5,257

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 6, 2011	TOFUTTI BRANDS INC.
(Registrant)

By: /s/Steven Kass
Steven Kass
Chief Financial Officer